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                           ALLMERICA INVESTMENT TRUST
              (SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL
                         INFORMATION DATED MAY 1, 1997)


Effective April 1, 1998, T. Rowe Price Associates, Inc. ("T. Rowe Price") will replace Janus Capital Corporation ("JCC") as Sub-Adviser of the Select Capital Appreciation Fund (the "Fund") of Allmerica Investment Trust (the "Trust").

Founded in 1937, T. Rowe Price is a publicly held company located at 100 Pratt Street, Baltimore, Maryland 21202. As of December 31, 1997, T. Rowe Price and its affiliates managed assets totaling approximately $125 billion for more than five million individual and institutional investor accounts. Brian W.H. Berghuis, John F. Wakeman and Marc L. Baylin will have responsibility for the day-to-day management of the Fund's investments. Mr. Berghuis, a Chartered Financial Analyst, who has 15 years' experience in equity research and portfolio management, will head the investment team for the Fund. Mr. Wakeman has been with T. Rowe Price for nine years as a research analyst and portfolio manager and has 11 years' experience in equity research. Mr. Baylin, a Chartered Financial Analyst, is a research analyst with seven years of investment experience in equity research, including five at T. Rowe Price.

At a meeting on February 25, 1998, the Board of Trustees of the Trust approved a Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between Allmerica Investment Management Company, Inc., the investment manager of the Trust (the "Manager"), and T.Rowe Price. Under the New Sub-Adviser Agreement, the Manager will pay T. Rowe Price a fee computed daily at an annual rate of 0.50% based on the average daily net asset value of the Fund. The current Sub-Adviser Agreement with JCC (the "Current Sub-Adviser Agreement") includes a graduated fee schedule ranging from 0.60% on the first $100 million of net assets to 0.45% on net assets over $500 million. The other terms of the New Sub-Adviser Agreement are substantially the same as those of the Current Sub-Adviser Agreement. Since the Manager is responsible for the payment of all sub-adviser fees, the level of sub-adviser fees has no impact on the operating expenses of the Fund. There is no change in the investment management fee paid by the Fund to the Manager.

The terms of the New Sub-Adviser Agreement, including fees, are subject to approval by Fund shareholders at a Special Meeting of Shareholders scheduled to be held on or about June 3, 1998. If shareholders fail to approve the New Sub-Adviser Agreement, the Trustees will consider an appropriate course of action. Pursuant to rules of the Securities and Exchange Commission, until the New Sub-Adviser Agreement is approved by Fund shareholders, T.Rowe Price has agreed to waive any sub-adviser fees that exceed the compensation which would have been paid to JCC under the Current Sub-Adviser Agreement.


Dated:  March 9, 1998